UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2013

HomeAway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 W. Fifth Street, Suite 300

Austin, Texas 78703

(Address of principal executive offices, including zip code)

(512) 684-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of HomeAway, Inc. (the “Company”), filed with the Securities and Exchange Commission on December 9, 2013 (the “Original Form 8-K”), disclosing the completion of the purchase of all of the shares of Stayz Pty Limited (“Stayz”) from Fairfax Digital Pty Limited, a division of Fairfax Media Limited, through the Company’s wholly-owned subsidiary, HomeAway Australia Holdings Pty Ltd, on December 5, 2013.

In the Original Form 8-K, the Company indicated that the financial statements and pro forma financial information required under Item 9.01 would be filed not later than 71 calendar days after the date that the Original Form 8-K was required to be filed. This Form 8-K/A is filed to amend and restate Item 9.01 of the Original Form 8-K to include the required financial statements and pro forma financial information. Unless set forth below, all previous Items of the Original Form 8-K are unchanged.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements for Businesses Acquired.

The audited financial statements of Stayz, including Stayz’s audited statements of financial position as of June 24, 2012 and June 30, 2013 and audited statements of comprehensive income, changes in equity and cash flows for the years ended June 24, 2012 and June 30, 2013, and the notes related thereto, are being filed as Exhibit 99.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information that gives effect to the acquisition of Stayz, including the unaudited pro forma condensed combined balance sheet as of September 30, 2013, the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2013 and the notes related thereto, are being filed as Exhibit 99.2 to this Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditor

99.1	Audited financial statements of Stayz as of and for the fiscal years ended June 24, 2012 and June 30, 2013

99.2	Unaudited pro forma condensed combined balance sheet as of September 30, 2013, unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, and unaudited pro forma condensed combined statement of operations for the nine month period ended September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMEAWAY, INC.

Date: February 20, 2014	By:	/s/ Lynn Atchison
Lynn Atchison Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditor

99.1	Audited financial statements of Stayz as of and for the fiscal years ended June 24, 2012 and June 30, 2013

99.2	Unaudited pro forma condensed combined balance sheet as of September 30, 2013, unaudited pro forma condensed combined statement of operations for the year ended December 31, 2012, and unaudited pro forma condensed combined statement of operations for the nine month period ended September 30, 2013